                                                                    EXHIBIT 32.B

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-K for the period ending December 31, 2003, of El Paso Production Holding Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Mark Leland, Executive Vice President and Chief Financial Officer, certify (i) that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                  /s/ D. Mark Leland
                                                  -----------------------------
                                                  D. Mark Leland
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)

                                                  September 30, 2004



A signed original of this written statement required by Section 906 has been provided to El Paso Production Holding Company and will be retained by El Paso Production Holding Company and furnished to the Securities and Exchange Commission or its staff upon request.